                                                                                                 Exhibit 23 (c)(i)

                                              OPPENHEIMER DEVELOPING MARKETS FUND
                                              -----------------------------------
                                           Class A Share Certificate (8-1/2" x 11")
                                           ----------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within
         --------------------
decorative border)

(upper left) box with heading:          (upper right) box with heading:
NUMBER (OF SHARES)                      CLASS A SHARES
                                        (certificate number above)

                                                    (centered below boxes)
                                             Oppenheimer Developing Markets Fund
                                                A MASSACHUSETTS BUSINESS TRUST

      (at left)                                         (at right)
      THIS IS TO CERTIFY THAT                           SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

                                                        (box with number)
                                                        CUSIP 683974109
      (at left)
      is the owner of

                                                          (centered)
                                      FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF
                                              OPPENHEIMER DEVELOPING MARKETS FUND

                                 (hereinafter  called  the  "Fund"),  transferable
                                 only  on the  books  of the  Fund  by the  holder
                                 hereof in person or by duly authorized  attorney,
                                 upon  surrender  of  this  certificate   properly
                                 endorsed.   This   certificate   and  the  shares
                                 represented  hereby  are issued and shall be held
                                 subject   to  all  of  the   provisions   of  the
                                 Declaration  of Trust of the Fund to all of which
                                 the holder by  acceptance  hereof  assents.  This
                                 certificate is not valid until  countersigned  by
                                 the Transfer Agent.
               WITNESS the  facsimile  seal of the Fund and the  signatures  of its duly  authorized officers.

      (at left of seal)                      (at right of seal)

      (signature)                            Dated:

      /s/ Brian W. Wixted                     /s/ Robert G. Zack
      ---------------------                   ------------------
      TREASURER                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend
                                         OPPENHEIMER DEVELOPING MARKETS FUND
                                                        SEAL

                                                        1996
                                            COMMONWEALTH OF MASSACHUSETTS

                     (at lower right, printed vertically)
                     Countersigned
                     OPPENHEIMER SHAREHOLDER SERVICES
                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                     Denver (Colo)         Transfer Agent

                     By:
                        -----------------------------------
                        Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not as                        tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)
                                                                       UNDER UGMA/UTMA ________________
                                                                                                     (State)

                       Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

                                (Please print or type name and address of assignee)

                    Class A Shares of beneficial interest represented by the within Certificate, and do hereby
--------------------
irrevocably constitute and appoint.

                    Attorney to transfer the said shares on the books of the within named Fund with full power of
--------------------
substitution in the premises.

Dated:
      -----------------
                                            Signed:
                                                   --------------------------------

                                            (Both must sign if joint owners)

                                            Signature(s)
                                                        --------------------------
                                            guaranteed    Name of Guarantor
                                                by:
                                                       ---------------------------
                                                         Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures must be guaranteed by a financial institution of the type described in the current prospectus of the
Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

                                                                                THIS SPACE MUST NOT BE COVERED IN
----------------------------------------------------------------------------
ANY WAY

                                                                                                          Exhibit 24(b)(4)(ii)

                                              OPPENHEIMER DEVELOPING MARKETS FUND
                                              -----------------------------------
                                           Class B Share Certificate (8-1/2" x 11")
                                           ----------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within                                      decorative border)
         --------------------

(upper left) box with heading:          (upper right) box with heading:
NUMBER (OF SHARES)                      CLASS B SHARES
                                              (certificate number above)

                                                    (centered below boxes)
                                             Oppenheimer Developing Markets Fund
                                                A MASSACHUSETTS BUSINESS TRUST

      (at left)                                       (at right)
      THIS IS TO CERTIFY THAT                         SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS

                                                        (box with number)
                                                        CUSIP 683974208
      (at left)
      is the owner of

                                                          (centered)
                                      FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF
                                              OPPENHEIMER DEVLOPING MARKETS FUND
                                                                                     (hereinafter
         ---------------------------------------------------------------------
                        called the  "Fund"),  transferable  only on the books of the Fund by the holder hereof  in  person  or by duly  authorized  attorney,  upon  surrender  of this certificate  properly  endorsed.  This  certificate and the shares  represented hereby  are issued and shall be held  subject to all of the  provisions  of the
                        Declaration  of  Trust of the Fund to all of which  the  holder  by  acceptance hereof  assents.  This  certificate  is not valid  until  countersigned  by the
                        Transfer Agent.
               WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

      (at left of seal)                      (at right of seal)

      (signature)                            Dated:

      /s/ Brian W. Wixted                 /s/ Robert G. Zack
      -------------------                 ------------------
      TREASURER                              SECRETARY

                                                     (centered at bottom)

                                           1-1/2" diameter facsimile seal
                                                    with legend
                                         OPPENHEIMER DEVELOPING MARKETS FUND
                                                        SEAL
                                                        1996
                                            COMMONWEALTH OF MASSACHUSETTS

                     (at lower right, printed vertically)
                     Countersigned
                     OPPENHEIMER SHAREHOLDER SERVICES
                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                     Denver (Colo)         Transfer Agent

                                            By: _________________________
                                            Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not as                        tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)
                                                                       UNDER UGMA/UTMA ________________
                                                                                                     (State)

                       Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

                                 (Please print or type name and address of assignee)

                     Class B Shares of beneficial interest  represented by the within  Certificate,  and do hereby irrevocably
---------------------
constitute and appoint.

                     Attorney  to  transfer  the said  shares  on the  books of the  within  named  Fund  with  full  power of
---------------------
substitution in the premises.

Dated:
      ------------------
                                            Signed: __________________________
                                            -----------------------------------
                                            (Both must sign if joint owners)

                                            Signature(s)
                                                        ---------------------------
                                            guaranteed    Name of Guarantor
                                                by
                                                        ---------------------------
                                                         Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE:  The  signature(s)  to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures must be guaranteed by a financial institution of the type described in the current prospectus of the Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

                                                                                THIS SPACE MUST NOT BE COVERED IN ANY WAY
------------------------------------------------------------------------

                                                                                                         Exhibit 24(b)(4)(iii)

                                              OPPENHEIMER DEVELOPING MARKETS FUND
                                              -----------------------------------
                                           Class C Share Certificate (8-1/2" x 11")
                                           ----------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within                                      decorative border)
         --------------------

(upper left) box with heading:          (upper right) box with heading:
NUMBER (OF SHARES)                      CLASS C SHARES
                                              (certificate number above)

                                                    (centered below boxes)
                                             Oppenheimer Developing Markets Fund
                                                A MASSACHUSETTS BUSINESS TRUST

      (at left)                                       (at right)
      THIS IS TO CERTIFY THAT                         SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS

                                                        (box with number)
                                                        CUSIP 683974307
      (at left)
      is the owner of

                                                          (centered)
                                      FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF
                                              OPPENHEIMER DEVLOPING MARKETS FUND
                                                                                     (hereinafter
         ---------------------------------------------------------------------
                        called the  "Fund"),  transferable  only on the books of the Fund by the holder hereof  in  person  or by duly  authorized  attorney,  upon  surrender  of this certificate  properly  endorsed.  This  certificate and the shares  represented hereby  are issued and shall be held  subject to all of the  provisions  of the
                        Declaration  of  Trust of the Fund to all of which  the  holder  by  acceptance hereof  assents.  This  certificate  is not valid  until  countersigned  by the
                        Transfer Agent.
               WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

      (at left of seal)                      (at right of seal)

      (signature)                            Dated:

      /s/ Brian W. Wixted                 /s/ Robert G. Zack
      -------------------                 ------------------
      TREASURER                              SECRETARY

                                                     (centered at bottom)

                                           1-1/2" diameter facsimile seal
                                                    with legend
                                         OPPENHEIMER DEVELOPING MARKETS FUND
                                                        SEAL
                                                        1996
                                            COMMONWEALTH OF MASSACHUSETTS

                     (at lower right, printed vertically)
                     Countersigned
                     OPPENHEIMER SHAREHOLDER SERVICES
                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                     Denver (Colo)         Transfer Agent

                                            By: _________________________
                                            Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not as                        tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)
                                                                       UNDER UGMA/UTMA ________________
                                                                                                     (State)

                       Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

                                 (Please print or type name and address of assignee)

                     Class C Shares of beneficial interest  represented by the within  Certificate,  and do hereby irrevocably
---------------------
constitute and appoint.

                     Attorney  to  transfer  the said  shares  on the  books of the  within  named  Fund  with  full  power of
---------------------
substitution in the premises.

Dated:
      ------------------
                                            Signed: __________________________
                                            -----------------------------------
                                            (Both must sign if joint owners)

                                            Signature(s)
                                                        ---------------------------
                                            guaranteed    Name of Guarantor
                                                by
                                                        ---------------------------
                                                         Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE:  The  signature(s)  to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures must be guaranteed by a financial institution of the type described in the current prospectus of the Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

                                                                                THIS SPACE MUST NOT BE COVERED IN ANY WAY
------------------------------------------------------------------------

                                                                                                          Exhibit 24(b)(4)(iv)

                                         OPPENHEIMER DEVELOPING MARKETS FUND
                                         -----------------------------------
                                      Class N Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within                                      decorative border)
         --------------------

(upper left) box with heading:          (upper right) box with heading:
NUMBER (OF SHARES)                      CLASS N SHARES
                                        (certificate number above)

                                               (centered below boxes)
                                        Oppenheimer Developing Markets Fund
                                           A MASSACHUSETTS BUSINESS TRUST

(at left)                                         (at right)
THIS IS TO CERTIFY THAT                           SEE REVERSE FOR
                                                  CERTAIN DEFINITIONS

                                                  (box with number)
                                                  CUSIP 683974406
(at left)
is the owner of

                                                     (centered)
                                 FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST OF
                                         OPPENHEIMER DEVELOPING MARKETS FUND
                                                                                (hereinafter    called    the
------------------------------------------------------------------------
                  "Fund"),  transferable  only on the books of the Fund by the holder  hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This  certificate  is not valid  until  countersigned  by the
                  Transfer Agent.
         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                      (at right of seal)

(signature)                            Dated:

/s/ Brian W. Wixted                                                      /s/ Robert G. Zack
------------------------------------                                     -----------------------
TREASURER                                                              PRESIDENT

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                         OPPENHEIMER DEVELOPING MARKETS FUND
                                                        SEAL
                                                        1996
                                            COMMONWEALTH OF MASSACHUSETTS

                     (at lower right, printed vertically)
                     Countersigned
                     OPPENHEIMER SHAREHOLDER SERVICES
                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                     Denver (Colo)         Transfer Agent

                     By:
                        -----------------------------------
                        Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not as                        tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)
                                                                       UNDER UGMA/UTMA ________________
                                                                                                     (State)

                       Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

                                                                         (Please print or type name and address of assignee)
------------------------------------------------------------------------

                     Class N Shares of beneficial interest  represented by the within  Certificate,  and do hereby irrevocably
---------------------
constitute and appoint.

                     Attorney  to  transfer  the said  shares  on the  books of the  within  named  Fund  with  full  power of
---------------------
substitution in the premises.

Dated:
      ------------------
                                            Signed: __________________________
                                            -----------------------------------
                                            (Both must sign if joint owners)

                                            Signature(s)
                                                        ----------------------------
                                            guaranteed    Name of Guarantor
                                                by
                                                        ----------------------------
                                                         Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE:  The  signature(s)  to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures must be guaranteed by a financial institution of the type described in the current prospectus of the Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

                                                                                THIS SPACE MUST NOT BE COVERED IN ANY WAY
------------------------------------------------------------------------